Exhibit 99.1

Harley-Davidson, LiveWire and AEA-Bridges Impact Corp Announce Closing of Business Combination

•	LiveWire raises approximately $334m in gross proceeds

•	LiveWire becomes the first EV motorcycle company to list on the NYSE

•	Trading begins on September 27th under the new ticker “LVWR” on the New York Stock Exchange

MILWAUKEE, NEW YORK and LONDON (September 27, 2022) – Harley-Davidson, Inc. (“Harley-Davidson”) (NYSE: HOG), the world’s most desirable motorcycle company, and AEA-Bridges Impact Corp. (“ABIC”) (NYSE: IMPX), a special purpose acquisition company with a dedicated sustainability focus, sponsored by executives of AEA Investors and Bridges Fund Management, today announced the completion of their previously announced business combination under which LiveWire EV, LLC (the “Company”), Harley-Davidson’s electric motorcycle division, combined with ABIC, to create a new public company.

The business combination was officially approved at an extraordinary general meeting by ABIC stockholders on September 16, 2022. Upon completion of the business combination, the combined public company will operate as LiveWire Group, Inc. (“LiveWire”) and its common stock and warrants will begin trading on the New York Stock Exchange (“NYSE”) under the symbols “LVWR” and “LVWR WS,” respectively today, September 27, 2022. Through this combination, LiveWire will become the first and only EV motorcycle company in the U.S. to list on the NYSE.

“This transaction represents a proud and exciting milestone for LiveWire towards its ambition to become the most desirable electric motorcycle brand in the world,” said Jochen Zeitz, Chairman, President and CEO of Harley-Davidson, and Chairman and CEO of LiveWire. “We believe LiveWire is well positioned to define the two-wheel EV market, and we’re excited about the future – in celebration of our listing today, we’re pleased to open reservations for the production version of the S2 Del Mar for the U.S. market.”

LiveWire will be ringing the opening bell at the NYSE today, to celebrate the Company’s public listing

Soulful by design, LiveWire is transforming the everyday into urban adventure and beyond. Building a future for riders differentiated by look, sound, and feel. LiveWire is leading the electrification of motorcycling by means of design, software and experience. Backed by 119-years of engineering and manufacturing heritage but with the agility of a start-up, LiveWire is well positioned to define the future of two-wheel EV.

About LiveWire

LiveWire is the future in the making for the pursuit of urban adventure and beyond. Drawing on its DNA as an agile disruptor from the lineage of Harley-Davidson and capitalizing on a decade of learnings in the EV sector, LiveWire’s ambition is to be the most desirable electric motorcycle brand in the world. With a dedicated focus on EV, LiveWire plans to develop the technology of the future and to invest in the capabilities needed to lead the transformation of motorcycling. LiveWire benefits from Harley-Davidson’s engineering expertise, manufacturing footprint, supply chain infrastructure, and global logistics capabilities. Innovating by design and attracting industry-leading talent, LiveWire is headquartered virtually, with initial hubs in Silicon Valley, CA (LiveWire Labs) and Milwaukee, WI. www.livewire.com

About Harley-Davidson

Harley-Davidson, Inc. is the parent company of Harley-Davidson Motor Company and Harley-Davidson Financial Services. Our vision: Building our legend and leading our industry through innovation, evolution and emotion. Our mission: More than building machines, we stand for the timeless pursuit of adventure. Freedom for the soul. Our ambition is to maintain our place as the most desirable motorcycle brand in the world. Since 1903, Harley-Davidson has defined motorcycle culture by delivering a motorcycle lifestyle with distinctive and customizable motorcycles, experiences, motorcycle accessories, riding gear and apparel. Harley-Davidson Financial Services provides financing, insurance and other programs to help get riders on the road. www.harley-davidson.com

Advisors

J.P. Morgan Securities LLC served as financial advisor to Harley-Davidson, and Latham & Watkins LLP acted as legal counsel to Harley-Davidson. Credit Suisse Securities (USA) LLC served as financial advisor and capital markets advisor to ABIC. Citigroup Global Markets Inc. served as capital markets advisor to ABIC. Kirkland & Ellis LLP acted as legal counsel to ABIC.

Forward-Looking Statements Legend

This communication may contain a number of “forward-looking statements” as defined in the Private Securities Litigation Reform Act of 1995. Forward-looking statements include information concerning LiveWire’s possible or assumed future results of operations, business strategies, debt levels, competitive position, industry environment, potential growth opportunities and the effects of regulation, including whether the business combination between the Company and ABIC (the “Business Combination”) will generate returns for shareholders. These forward-looking statements are based on Harley-Davidson’s or LiveWire’s management’s current expectations, estimates, projections and beliefs, as well as a number of assumptions concerning future events. When used in this communication, the words “estimates,” “projected,” “expects,” “anticipates,” “forecasts,” “plans,” “intends,” “believes,” “seeks,” “may,” “will,” “should,” “future,” “propose” and variations of these words or similar expressions (or the negative versions of such words or expressions) are intended to identify forward-looking statements.

These forward-looking statements are not guarantees of future performance, conditions or results, and involve a number of known and unknown risks, uncertainties, assumptions and other important factors, many of which are outside Harley-Davidson’s or LiveWire’s management’s control, that could cause actual results to differ materially from the results discussed in the forward-looking statements. These risks, uncertainties, assumptions and other important factors include, but are not limited to: (a) the ability to recognize the anticipated benefits of the Business Combination, which may be affected by, among other things, competition, the ability of LiveWire to grow and manage growth profitably, maintain relationships with customers and suppliers and retain its management and key employees; (b) costs related to the Business Combination; (c) changes in applicable laws or regulations, including legal or regulatory developments (including, without limitation, accounting considerations) which could result in the need for LiveWire to restate its historical financial statements and negatively impact the trading price of LiveWire’s securities; (d) the possibility that Harley-Davidson and LiveWire may be adversely affected by other economic, business, and/or competitive factors; (e) Harley-Davidson’s ability to execute its business plans and strategies, including The Hardwire; (f) LiveWire’s estimates of expenses and profitability and (g) other risks and uncertainties indicated from time to time in the final prospectus of LiveWire, including those under “Risk Factors” therein, and other documents filed or to be filed with the Securities and Exchange Commission by Harley-Davidson or LiveWire. You are cautioned not to place undue reliance upon any forward-looking statements, which speak only as of the date made.

Forward-looking statements speak only as of the date they are made. Readers are cautioned not to put undue reliance on forward-looking statements, and Harley-Davidson and LiveWire assume no obligation and, except as required by law, do not intend to update or revise these forward-looking statements, whether as a result of new information, future events, or otherwise. Neither Harley-Davidson nor LiveWire gives any assurance that LiveWire will achieve its expectations.

Media Contact:

Jenni Coats

jenni.coats@harley-davidson.com

+1 414 343 7902

George Prassas

george.prassas@harley-davidson.com

+44 7752 080 383

Investor Contacts:

Shawn Collins

shawn.collins@harley-davidson.com

+1 414 343 8002

Source: LiveWire Group, Inc.

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